--------------------------------------------------------------------------------
Value Line Centurion Fund
-------------------------

[Photo of Stephen E. Grant, Senior Portfolio Manager; Philip J. Orlando, CFA, Chief Investment Officer and Centurion Team Leader; and Alan N. Hoffman, CFA, Senior Portfolio Manager]

Objective: Long-term growth of capital

Portfolio: At least 90% common stocks

Inception: November 15, 1983

Net Assets at December 31, 2000: $733,302,774

Q: How did the Value Line Centurion Fund perform?

A: For the year ended December 31, 2000, the Centurion Fund produced a loss of 12.47%,(1) compared with losses of 4.85% for the Dow Jones Industrial Average
(DJIA),(2) 9.10% for the Standard & Poor's 500 Index (S&P 500)(3) and 39.18% for the NASDAQ Composite.(4)

Q: What factors affected the Fund's performance and what was your investment strategy during this time period?

A: While the year 2000 was extremely challenging from an investment perspective, the Centurion Fund had managed to produce excellent returns for the year going into November's Presidential election. Through November 3, 2000, Centurion generated a positive year-to-date return of 2.24%, compared with losses of 2.01% for the S&P 500, 4.79% for the DJIA, and 15.18% for the NASDAQ Composite.

      The Fund enjoyed a powerful first 10-plus months in 2000 because of our bottom-up stock selections from within the framework of the Value Line Timeliness Ranking System, as well as an excellent top-down strategic forecast.

      The Fund remained fully invested over the summer months, and benefited from the powerful rally the market witnessed from the days preceding Memorial Day up to Labor Day: the DJIA rose by 11%, the S&P 500 Index increased by 13%, and the NASDAQ Composite leapt by 40%.

      But we turned cautious at Labor Day, fearing seven different fundamental factors: weak third-quarter corporate earnings; the spike in energy prices; the plunging Euro; the slowing economy; the upcoming Presidential election; rising bond yields and the contraction in price/earnings multiples; and instability in the Middle East. Concerned that some or all of these issues could punish the favorable investment returns that we had generated to date, we decided to be prudent and adopted a defensive portfolio posture. We locked in some profits, shifted to an underweighted position in technology, created an energy exposure, and temporarily raised a large amount of cash.

================================================================================
      "We believe that equity investors will soon begin to look across the valley into the second half of calendar 2001, when these lower interest rates and likely tax cuts will begin to stimulate improved economic growth and generate more favorable year-to-year corporate earnings comparisons."
================================================================================

      This defensive strategy worked like a charm, as we held our solid lead over the equity industry benchmarks through the normally treacherous months of September and October.

      The usual promise of the equity market's year-end Presidential Election rally was soon to be upon us. In addition, the three-month period from November through January traditionally generates the most powerful investment returns of the year. As a result, we opted to become fully invested again just prior to the election. Unfortunately, we had no inkling of the Constitutional crisis that was about to ensue.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity.
(3) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      For five weeks after the election, the markets grappled with the uncertainty of not knowing the identity of our next President. We also did not know the final balance of either House of Congress, or which party's legislative agenda would emerge. All of this intense confusion came within the context of a rapidly decelerating economy and a central bank that seemed unsure what its next steps should be.

      The equity markets collapsed under the considerable weight of this uncertainty, with the most damage suffered by the technology-laden NASDAQ, which crashed about 56% from its March 10 peak to its recent trough, the worst performance in its 29-year history. Centurion's investment returns were harmed amidst this market carnage, transforming our relative performance from excellent to disappointing in less than two months' time.

Q: What is your outlook for the future?

A: Looking forward, we believe that the economy and the Federal Reserve Board
(Fed) are the stories on which to focus our attention. Gross Domestic Product
(GDP) has plunged from a revised increase of 8.3% in the fourth quarter of 1999 to a muted gain of only 1.4% in the fourth quarter of 2000. This is chiefly because of the ongoing reduction of precautionary Y2K inventory stockpiles, as well as the Fed's six consecutive interest-rate increases totaling 1.75% in the Federal Funds rate from June 1999 until May 2000.

      Fed Chairman Alan Greenspan stunned the financial markets during the first week of 2001 by cutting both the Federal Funds and Discount Rates by .50% each. The Fed then followed that up with another pair of half-point rate cuts at the January 31st Federal Open Market Committee (FOMC) meeting, totaling an extraordinary 1% reduction in both the Fed Funds and Discount rates during January. We believe that the Fed has another .50-1.00% of easing to introduce before mid-year, with perhaps quarter-point cuts at each of the next three Federal Open Market Committee meetings in March, May and June. In addition, we expect to see a tax cut, retroactive to January 1, passed by Congress during incoming President George W. Bush's honeymoon period.

      We believe that equity investors will soon begin to look across the valley into the second half of calendar 2001, when these lower interest rates and likely tax cuts will begin to stimulate improved economic growth and generate more favorable year-to-year corporate earnings comparisons.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
---------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2000
================================================================================
1 Year ..............................................................    -12.47%
3 Years .............................................................     12.68%
5 Years .............................................................     15.30%
10 Years ............................................................     17.26%
Since Inception (11/15/83) ..........................................     13.87%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

   [The following table was depcited as a line chart in the printed material.]

                         Value Line            S&P 500
                       Centurion Fund           Index
                       --------------          -------
11/15/83                   10000                10000
      83                    9180                10038
      84                    8420                10650
      85                   11108                14012
      86                   12982                16613
      87                   12611                17461
      88                   13568                20312
      89                   17841                26684
      90                   18833                25827
      91                   28662                33660
      92                   30361                36217
      93                   33156                39841
      94                   32422                40347
      95                   45416                55417
      96                   53291                68042
      97                   64689                92025
      98                   82457               118326
      99                  105731               141592
12/31/00                   92547               128707

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Value Line Centurion Fund and in the S&P 500 Index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

Schedule of investments
December 31, 2000

-------------------------------------------------------------------------------
Common Stocks -- 96.5%
-------------------------------------------------------------------------------
Shares                                                                    Value
-------------------------------------------------------------------------------
Advertising -- 1.1%
       100,000    Omnicom Group, Inc.                              $  8,287,500
-------------------------------------------------------------------------------
Aerospace/Defense -- 1.4%
       120,000    Northrop Grumman Corp.                              9,960,000
-------------------------------------------------------------------------------
Bank -- 2.9%
       100,000    State Street Corp.                                 12,421,000
       140,000    Zions Bancorporation                                8,741,250
                                                                   ------------
                                                                     21,162,250
-------------------------------------------------------------------------------
Bank-Midwest -- 1.2%
       150,000    Fifth Third Bancorp                                 8,962,500
-------------------------------------------------------------------------------
Beverage-Soft Drink -- 1.4%
       200,000    PepsiCo, Inc.                                       9,912,500
-------------------------------------------------------------------------------
Computer & Peripherals -- 8.3%
       320,000    Cisco Systems, Inc.*                               12,240,000
       330,000    Dell Computer Corp.*                                5,754,375
       225,000    EMC Corp.*                                         14,962,500
       300,000    Network Appliance, Inc.*                           19,270,312
       300,000    Sun Microsystems, Inc.*                             8,362,500
                                                                   ------------
                                                                     60,589,687
-------------------------------------------------------------------------------
Computer Software & Services -- 9.6%
       400,000    Adobe Systems, Inc.                                23,275,000
       200,000    BEA Systems, Inc.*                                 13,462,500
       200,000    Microsoft Corp.*                                    8,675,000
       400,000    Oracle Corp.*                                      11,625,000
       200,000    Siebel Systems, Inc.*                              13,525,000
                                                                   ------------
                                                                     70,562,500
-------------------------------------------------------------------------------
Diversified Companies -- 3.2%
       200,000    Tyco International Ltd.                            11,100,000
       160,000    United Technologies Corp.                          12,580,000
                                                                   ------------
                                                                     23,680,000
-------------------------------------------------------------------------------
Drug -- 10.1%
       200,000    Immunex Corp.*                                      8,125,000
       125,000    Lilly (Eli) & Co.                                  11,632,812
       170,000    MedImmune, Inc.*                                    8,106,875
       180,000    Merck & Co., Inc.                                  16,852,500
       300,000    Pfizer, Inc.                                       13,800,000
       275,000    Schering-Plough Corp.                              15,606,250
                                                                   ------------
                                                                     74,123,437
-------------------------------------------------------------------------------
Drugstore -- 1.6%
       200,000    CVS Corp.                                          11,987,500
-------------------------------------------------------------------------------
Electrical Equipment -- 4.6%
       300,000    Corning Inc.                                       15,843,750
       375,000    General Electric Co.                               17,976,563
                                                                   ------------
                                                                     33,820,313
-------------------------------------------------------------------------------
Electronics -- 3.8%
       400,000    Flextronics International, Ltd.*                   11,400,000
       400,000    JDS Uniphase Corp.*                                16,675,000
                                                                   ------------
                                                                     28,075,000
-------------------------------------------------------------------------------
Entertainment -- 0.7%
       100,000    Time Warner, Inc.                                   5,224,000
-------------------------------------------------------------------------------
Financial Services-Diversified -- 9.8%
       300,000    American Express Co.                               16,481,250
       100,000    American International Group, Inc.                  9,856,250
       400,000    Citigroup, Inc.                                    20,425,000
       115,000    Fannie Mae                                          9,976,250
       220,400    Freddie Mac                                        15,180,050
                                                                   ------------
                                                                     71,918,800
-------------------------------------------------------------------------------
Foreign Telecommunications -- 0.7%
       150,000    Nortel Networks Corp.                               4,809,375
-------------------------------------------------------------------------------
Grocery -- 1.7%
       200,000    Safeway Inc.*                                      12,500,000
-------------------------------------------------------------------------------
Household Products -- 1.6%
       185,000    Colgate-Palmolive Co.                              11,941,750
-------------------------------------------------------------------------------
Internet -- 1.4%
       300,000    America Online, Inc.*                              10,440,000
-------------------------------------------------------------------------------
Medical Supplies -- 5.4%
       150,000    Cardinal Health, Inc.                              14,943,750
       120,000    Johnson & Johnson                                  12,607,500
       200,000    Medtronic, Inc.                                    12,075,000
                                                                   ------------
                                                                     39,626,250
-------------------------------------------------------------------------------
Natural Gas-Diversified -- 1.0%
       100,000    El Paso Energy Corp.                                7,162,500
-------------------------------------------------------------------------------
Oilfield Services/Equipment -- 1.1%
       200,000    Baker Hughes Inc.                                   8,312,500
-------------------------------------------------------------------------------
Petroleum Producing -- 4.3%
       300,000    Anadarko Petroleum Corp.                           21,324,000
       150,000    Apache Corp.                                       10,509,375
                                                                   ------------
                                                                     31,833,375
-------------------------------------------------------------------------------
Retail-Special Lines -- 3.6%
       600,000    Bed Bath & Beyond Inc.*                            13,425,000
       400,000    Tiffany & Co.                                      12,650,000
                                                                   ------------
                                                                     26,075,000
-------------------------------------------------------------------------------
Retail Store -- 3.5%
       200,000    Kohl's Corp.*                                      12,200,000
       250,000    Wal-Mart Stores, Inc.                              13,281,250
                                                                   ------------
                                                                     25,481,250
-------------------------------------------------------------------------------
Securities Brokerage -- 4.2%
       200,000    Lehman Brothers Holdings, Inc.                     13,525,000
       125,000    Merrill Lynch & Co., Inc.                           8,523,437
       300,000    Schwab (Charles) Corp.                              8,512,500
                                                                   ------------
                                                                     30,560,937
-------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                    Value
-------------------------------------------------------------------------------
Semiconductor -- 3.1%
       300,000    Intel Corp.                                      $  9,075,000
        50,000    PMC-Sierra, Inc.*                                   3,931,250
        20,000    SDL, Inc.*                                          2,963,750
       125,000    Vitesse Semiconductor Corp.*                        6,914,063
                                                                   ------------
                                                                     22,884,063
-------------------------------------------------------------------------------
Telecommunications Equipment -- 5.2%
       240,000    QUALCOMM Incorporated*                             19,725,000
       300,000    Scientific-Atlanta, Inc.                            9,768,750
       150,000    Tellabs, Inc.*                                      8,475,000
                                                                   ------------
                                                                     37,968,750
-------------------------------------------------------------------------------
Total Common Stocks and
Total Investment Securities -- 96.5%
(Cost $504,714,408)                                                 707,861,737
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreement  -- 3.5%
-------------------------------------------------------------------------------
Principal
Amount                                                                    Value
-------------------------------------------------------------------------------

 (including accrued interest)
  $ 25,800,000    Collateralized by $25,244,000
                    U.S. Treasury Notes 57/8%,
                    due 2/15/04, with a value of
                    $26,296,977 (with USB Warburg LLC,
                    5.60%, dated 12/29/00, due 1/2/01,
                    delivery value $25,816,053)                      25,812,040
-------------------------------------------------------------------------------
Excess Of Liabilities Over
Cash And Other Assets -- (-0.0%)                                       (371,003)
-------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $733,302,774
-------------------------------------------------------------------------------

Net Asset Value
Per Outstanding Share
($733,302,774 / 26,911,348
shares outstanding)                                                $      27.25
                                                                   ============

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 2000

ASSETS:
   Investment securities, at value
     (cost $504,714,408)                                          $ 707,861,737
   Repurchase agreement (cost $25,812,040)                           25,812,040
     Cash                                                                55,768
   Dividends receivable                                                 281,662
   Receivable for capital shares sold                                    17,222
     Other                                                                3,600
                                                                  -------------
     TOTAL ASSETS                                                   734,032,029
                                                                  -------------

LIABILITIES:
   Payable for capital shares repurchased                               238,802
   Accrued expenses:
     Advisory fee                                                       321,453
     GIAC administrative service fee                                    150,000
     Other                                                               19,000
                                                                  -------------
     TOTAL LIABILITIES                                                  729,255
                                                                  -------------
NET ASSETS                                                        $ 733,302,774
                                                                  -------------

NET ASSETS CONSIST OF:
   Capital stock, at $1.00 par value
     (authorized 50,000,000, outstanding
     26,911,348 shares)                                           $  26,911,348
   Additional paid-in capital                                       434,593,513
   Undistributed net investment income                                  985,444
   Undistributed net realized gain on investments                    67,665,140
   Net unrealized appreciation of investments                       203,147,329
                                                                  -------------
NET ASSETS                                                        $ 733,302,774
                                                                  =============

NET ASSET VALUE PER
OUTSTANDING SHARE
   ($733,302,774 / 26,911,348
   shares outstanding)                                            $       27.25
                                                                  =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 2000

Investment Income:
   Dividends (Net of foreign withholding
     tax of $1,406)                                               $   4,037,816
   Interest                                                           2,281,683
                                                                  -------------
     Total Income                                                     6,319,499
                                                                  -------------

Expenses:
   Investment advisory fee                                            4,494,695
   GIAC administrative service fee                                      550,090
   Custodian fees                                                        89,921
   Proxy mailing, tabulation, and other                                  52,561
   Auditing and legal fees                                               47,693
   Insurance and dues                                                    18,354
   Directors' fees and expenses                                          18,348
   Printing                                                              12,317
   Taxes and other                                                        2,261
                                                                  -------------
     Total Expenses Before Custody Credits                            5,286,240
     Less: Custody Credits                                               (7,992)
                                                                  -------------
     Net Expenses                                                     5,278,248
                                                                  -------------
Net Investment Income                                                 1,041,251
                                                                  -------------

Net Realized and Unrealized Gain (Loss)
   on Investments:
     Net realized gain                                               67,703,240
     Change in net unrealized appreciation                         (174,841,284)
                                                                  -------------
Net Realized Gain and Change in Net
   Unrealized Appreciation on Investments                          (107,138,044)
                                                                  -------------
Net Decrease in Net Assets from Operations                        $(106,096,793)
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2000 and 1999

                                                                                 2000            1999
                                                                             ------------     -----------
Operations:
   Net investment income                                                     $  1,041,251     $   700,117
   Net realized gain on investments                                            67,703,240     128,491,663
   Change in net unrealized appreciation                                     (174,841,284)     89,602,937
                                                                             ------------     -----------
   Net (decrease) increase in net assets from operations                     (106,096,793)    218,794,717
                                                                             ------------     -----------

Distributions to Shareholder:
   Net investment income                                                         (616,791)     (2,362,927)
   Net realized gain from investment transactions                            (127,429,246)    (63,536,476)
                                                                             ------------     -----------
   Total distributions                                                       (128,046,037)    (65,899,403)
                                                                             ------------     -----------

Capital Share Transactions:
   Proceeds from sale of shares                                                51,709,487     112,347,438
   Proceeds from reinvestment of dividends and distributions to shareholder   128,046,037      65,899,403
   Cost of shares repurchased                                                (183,681,929)   (174,977,296)
                                                                             ------------     -----------
   Net (decrease) increase from capital share transactions                     (3,926,405)      3,269,545
                                                                             ------------     -----------

Total (Decrease) Increase in Net Assets                                      (238,069,235)    156,164,859
Net Assets:
   Beginning of year                                                          971,372,009     815,207,150
                                                                             ------------     -----------
   End of year                                                              $ 733,302,774   $ 971,372,009
                                                                             ------------     -----------

Undistributed Net Investment Income, at End of Year                             $ 985,444     $   560,984
                                                                             ------------     -----------

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2000 (Continued)

------------------------------------------
2 -- Capital Share Transactions, Dividends
     and Distributions
------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                                         2000            1999
                                                      ----------       ---------
Shares sold                                            1,469,463       3,485,591
Shares issued in reinvestment
   of dividends and distributions                      3,928,998       2,140,286
                                                      ----------       ---------
                                                       5,398,461       5,625,877
Shares repurchased                                     5,404,384       5,492,925
                                                      ----------       ---------
Net (decrease) increase                                   (5,923)        132,952
                                                      ==========       =========
Dividends per share from net
   investment income                                  $     .025       $     .09
                                                      ==========       =========
Distributions per share from
   net realized gains                                 $    5.165       $    2.42
                                                      ==========       =========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                                        2000
                                                                    ------------
PURCHASES:
  Investment Securities                                             $656,349,794
                                                                    ============

SALES:
  Investment Securities                                             $798,463,521
                                                                    ============

      At December 31, 2000, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $532,667,708. The aggregate appreciation and depreciation of investments at December 31, 2000, based on a comparison of investment values and their costs for federal income tax purposes, was $237,611,916 and $36,605,847 respectively, resulting in a net appreciation of $201,006,069.

--------------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Interested Parties
--------------------------------------------------

      An advisory fee of $4,494,695 was paid or payable to Value Line, Inc. (the "Adviser"), the Fund's investment adviser, for the year ended December 31, 2000. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) are also officers and directors of the Fund. During the year ended December 31, 2000, the Fund paid brokerage commissions totalling $623,790 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 2000, the Fund incurred expenses of $550,090 in connection with such services rendered by GIAC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year:

                                                                   Years Ended December 31,
                                           ------------------------------------------------------------------------
                                              2000           1999           1998           1997           1996
                                           ------------------------------------------------------------------------
Net asset value,
   beginning of year ....................  $  36.09       $  30.44       $  25.52       $  24.83       $  24.25
                                           --------       --------       --------       --------       --------
  Income from investment
     operations:
     Net investment income ..............       .04            .03            .09            .09            .08
     Net (losses)/gains on securities
  (both realized and unrealized) ........     (3.69)          8.13           6.67           5.30           3.71
                                           --------       --------       --------       --------       --------
     Total from investment operations ...     (3.65)          8.16           6.76           5.39           3.79
                                           --------       --------       --------       --------       --------

  Less distributions:
     Dividends from net investment income      (.03)         (0.09)         (0.09)          (.09)          (.12)
     Distributions from capital gains ...     (5.16)         (2.42)         (1.75)         (4.61)         (3.09)
                                           --------       --------       --------       --------       --------
     Total distributions ................     (5.19)         (2.51)         (1.84)         (4.70)         (3.21)
                                           --------       --------       --------       --------       --------
Net asset value, end of year ............  $  27.25       $  36.09       $  30.44       $  25.52       $  24.83
                                           ========       ========       ========       ========       ========

Total return** ..........................    -12.47%         28.23%         27.47%         21.39%         17.34%
                                           --------       --------       --------       --------       --------

Ratios/Supplemental data:
   Net assets, end of year (in thousands)  $733,303       $971,372       $815,207       $720,091       $639,341
   Ratio of expenses to
  average net assets ....................      0.59%(1)       0.59%(1)       0.59%(1)       0.60%(1)       0.59%(1)
   Ratio of net investment income
   to average net assets ................       .12%           .08%           .31%           .35%           .36%
   Portfolio turnover rate ..............        76%            64%           112%            85%           141%

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

                       See notes to financial statements.

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

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York

February 9, 2001

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